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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   FORM 8-K/A
                                   ----------
                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest reported): June 11, 2002 Amended June
                                    19, 2002

                            NEW CINEMA PARTNERS, INC.
             (Exact name of registrant as specified in its chapter)

              Nevada                     0-31315              87-0772357
  ----------------------------        -------------       -------------------
  (State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)                 File Number)       Identification No.)






      357 Bay St., Suite 404, Toronto, Ontario                     M5H 2T7
      (Address of principal executive offices)                    (Zip Code)





        Registrant's telephone number, including area code: 416-367-8273
                     Former telephone number: 416-367-8299
          (Former name or former address, if changed since last report)



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



INFORMATION TO BE INCLUDED IN THE REPORT
Item 1. Changes in Control of Registrant.
N/A

Item 2. Acquisition or Disposition of Assets.
N/A
Item 3. Bankruptcy or Receivership.
N/A

Item 4. Changes in Registrant's Certifying Accountant.
Merdinger, Fruchter, Rosen & Corso, P.C., Certified Public Accountants ("MFRC") was previously the principal independent certified accountant for the Registrant. On May 24, 2002, MRCF was dismissed and Solursh Feldman & Partners LLP, Chartered Accountants ("SF") was subsequently engaged as principal accountants for the Registrant. The change was approved by the Board of Directors on June 6, 2002.

MFRC's reports on the Registrant's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to audit scope or accounting principles. The report of MFRC included in the Registrant's financial statements for the year ended February 29, 2001 states that the financial statements were prepared on the assumption that the Registrant will continue as a going concern. However, as noted in the report of MFRC, the Registrant has no established source of revenue and this raises substantial concern as to the Registrant's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Registrant to continue as a going concern.

During each of past two fiscal years and during the portion of fiscal year 2002 preceding the dismissal of MFRC, there were no disagreements with MFRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to MFRC's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with its reports; and there were no reportable events ("Reportable Events") as described in Item 304(a)(1)(v) of the Securities and Exchange Commission's (the "Commission") Regulation S-K.

The Registrant has provided a copy of the foregoing statements to MFRC. Attached as Exhibit 99.1 hereto is MFRC's letter to the Commission dated June 20, 2002 stating its agreement with such statements.

Effective June 6, 2002, the Registrant has engaged SF as its principal accountant for fiscal year ending February 28, 2002. During fiscal year 2001, and during the portion of fiscal year 2002 preceding the Board's decision, neither the Registrant nor anyone acting on its behalf consulted with SF regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with MFRC or a Reportable Event with respect to MFRC.

Item 5. Other Events and Regulation FD Disclosure.
            N/A

Item 6. Resignations of Registrant's Directors.
            N/A

Item 7. Financial Statements and Exhibits.
Consent of former auditor dated June 20, 2002.

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

Item 8. Change in Fiscal Year.
N/A

Item 9. Regulation FD Disclosure.
See Item 5 above.
                                  SIGNA6TURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NEW CINEMA PARTNERS, INC.
                                  (Registrant)


Date: June 19, 2002                          /s/ Martin Lapedus
                                             ---------------------------
                                                 Martin Lapedus
                                                 President and Director


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